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                                                                    Exhibit 23.3

                             L.E.K. CONSULTING LLC
                                28 STATE STREET
                                   16TH FLOOR
                                BOSTON, MA 02109

February 14, 2006

     LEK Consulting, LLC ("LEK") hereby consents to the use of LEK's name, and the statements attributed to LEK, in the Registration Statement of Vanda Pharmaceuticals Inc. on Form S-1.

LEK CONSULTING, LLC

By:  /s/ Michael Clabault
     ------------------------------
Its: C.F.O.